                                                                    Exhibit 3(p)



                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF MARYLAND
                         DRESDNER RCM GLOBAL FUNDS, INC.
                            DRESDNER RCM EUROPE FUND
                                     CLASS N
                               (Par Value $0.0001)

THIS CERTIFIES THAT _______________________ IS THE REGISTERED HOLDER OF _________________________ SHARES OF THE DRESDNER RCM EUROPE FUND CLASS N of common stock of DRESDNER RCM GLOBAL FUNDS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

       IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

THIS _____________________ DAY OF _________________________ AD._________________


      ------------------------------          ----------------------------------
      Secretary                               President

      SHARES                     Par Value                      Each
                                 $0.0001

                                                                    Exhibit 3(p)



                                   CERTIFICATE
                                       FOR
                                     SHARES

                            DRESDNER RCM EUROPE FUND
                           Class N of Common Stock of
                         DRESDNER RCM GLOBAL FUNDS, INC.

                   ISSUED TO:_________________________________

                   DATED:_____________________________________

                  THIS CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED, _________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO___________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT__________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED___________________

In presence of ____________________________

                                                                    Exhibit 3(p)



                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF MARYLAND
                         DRESDNER RCM GLOBAL FUNDS, INC.
                            DRESDNER RCM EUROPE FUND
                                     CLASS I
                               (Par Value $0.0001)

THIS CERTIFIES THAT _______________________ IS THE REGISTERED HOLDER OF _________________________ SHARES OF THE DRESDNER RCM EUROPE FUND CLASS I of common stock of DRESDNER RCM GLOBAL FUNDS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

       IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

THIS _____________________ DAY OF ___________________________ AD._______________


      ------------------------------          ----------------------------------
      Secretary                               President

      SHARES                     Par Value                      Each
                                 $0.0001

                                                                    Exhibit 3(p)



                                   CERTIFICATE
                                       FOR
                                     SHARES

                            DRESDNER RCM EUROPE FUND
                           Class I of Common Stock of
                         DRESDNER RCM GLOBAL FUNDS, INC.

                   ISSUED TO:_________________________________

                   DATED:_____________________________________

                  THIS CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED, _________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO___________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT__________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED___________________

In presence of ____________________________